Provisions - Summary of Net Defined Benefit Liability and Components (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Disclosure of net defined benefit liability (asset) [abstract]
Beginning balance	$ (2,855)	$ (2,278)	$ (2,194)
Current service cost	(381)	(275)	(276)
Interest cost	(29)	(39)	(38)
Benefit paid			54
Actuarial gains and losses	(411)	(303)	70
Reclassification/CTA	(334)	40	105
Ending balance	$ (4,010)	$ (2,855)	$ (2,278)